SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 30, 1997
                                                       ------------------


                                   NBI, INC.
            (Exact name of registrant as specified in its charter)




Delaware                              1-8232                        84-0645110
--------                              ------                        ----------
(State  or  other                   (Commission               (I.R.S. Employer
jurisdiction  of                  File Number)               Identification No.)
Incorporation)




           1880 Industrial Circle, Suite F, Longmont, Colorado  80501
                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (303) 684-2700
                                                          --------------



                                Not Applicable
         (Former name or former address, if changed since last report)









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ITEM  5.  OTHER  EVENTS

Forbearance  Agreement  with  the  Internal  Revenue  Service  ("IRS")

On September 30, 1997, the Company executed a Forbearance Agreement with the IRS related to NBI, Inc's IRS debt of $5,278,000 that was due in full on October 1, 1997.

The Forbearance Agreement stipulates that the IRS will forbear from exercising its rights and remedies related to the Company's debt to the IRS until the earlier of i) fifteen days after receipt of written notice from the IRS that they desire to terminate the Forbearance Agreement, ii) a bankruptcy or insolvency proceeding has been initiated by or against NBI, Inc. or iii) December 31, 1997.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                      NBI,  INC.




Dated:  October  7,  1997                       By:      /s/ Marjorie A. Cogan
                                                         ---------------------
                                                         Marjorie  A.  Cogan
                                               As  a  duly  authorized  officer
                                               Corporate  Controller,  Secretary
                                               (Principal  Financial  and
                                               Accounting Officer)